                                                                  Exhibit(h)(2)

               AMENDMENT TO TRANSFER AGENCY AND SERVICE AGREEMENT

    THIS AMENDMENT to the Transfer Agency and Service Agreement by and between Prudential Diversified Funds (the "Fund") and Prudential Mutual Fund Services LLC ("PMFS") is entered into as of August 24, 1999.

         WHEREAS, the Fund and PMFS have entered into a Transfer Agency and Service Agreement (the "Agreement") pursuant to which PMFS serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund; and

         WHEREAS, the Fund and PMFS desire to amend the Agreement to confirm the Fund's agreement to pay transfer agency account fees and expenses for beneficial owners holding shares through omnibus accounts maintained by The Prudential Insurance Company of America, its subsidiaries or affiliates.

         NOW, THEREFORE, for and in consideration of the continuation of the Agreement, and other good and valuable consideration, Article 8 of the Agreement is amended by adding the following Section:

                  8.04 PMFS may enter into agreements with Prudential or any subsidiary or affiliate of Prudential whereby PMFS will maintain an omnibus account and the Fund will reimburse PMFS for amounts paid by PMFS to Prudential, or such subsidiary or affiliate, in an amount not in excess of the annual maintenance fee for each active beneficial shareholder account as if each beneficial shareholder account were maintained by PMFS on the Fund's records, subject to the fee schedule attached hereto as Schedule A. Prudential, its subsidiary or affiliate, as the case may be, shall maintain records relating to each beneficial shareholder account that underlies the omnibus account maintained by PMFS.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.



PRUDENTIAL DIVERSIFIED FUNDS        ATTEST:





By:_________________________        By:_________________________

   President                           Secretary



PRUDENTIAL MUTUAL FUND SERVICES LLC


                                    ATTEST:





By:_________________________        By:_________________________

   President                           Secretary

                          PRUDENTIAL DIVERSIFIED FUNDS

                  (Prudential Diversified Moderate Growth Fund)

                              SUBADVISORY AGREEMENT


         Agreement made as of this 5th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Pacific Investment Management Company LLC (the Adviser), a company organized under the laws of the State of Delaware.

         WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Prudential Diversified Funds (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

         WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

         WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Prudential Diversified Moderate Growth Fund of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

         NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

    (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.

    (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

    (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking best execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

    On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

    (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and
(11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

    (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month.

    (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

    (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

         (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

         (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

         (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

    3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .25 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

    4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Adviser shall promptly notify Manager in the event that there is a change in the partners of Adviser that may constitute an assignment of this Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within twenty-four (24) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end twenty-four (24) hours after the start of normal business hours on the next succeeding business day).

    8. Concurrently with the execution of this Agreement, the Adviser is delivering to PIFM a copy Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission and a copy of its Disclosure Document, as revised, on file with the Commodity Futures Trading Commission. PIFM acknowledges receipt of such documents.

    9. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

    If to PIFM:             Prudential Investments Fund Management LLC
                            3 Gateway Center, 9th Floor
                            Newark, NJ 07102-4077
                            Fax: (973) 367-8065
                            Attention: General Counsel



    If to the Adviser:      Pacific Investment Management Company LLC
                            840 Newport Center Drive, Suite 360

                            Newport Beach, CA  92660
                            Fax:  (714) 720-1376
                            Attention: John S. Loftus, Executive Vice President cc: Chief Administrative Officer

    10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

    11. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                    By:__________________________
                                          Robert F. Gunia
                                          Executive Vice President

                                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                                    By:__________________________

                          PRUDENTIAL DIVERSIFIED FUNDS

                    (Prudential Diversified High Growth Fund)

                              SUBADVISORY AGREEMENT


    Agreement made as of this 5th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Pacific Investment Management Company (the Adviser), a company organized under the laws of the State of Delaware.

    WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Prudential Diversified Funds (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

    WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

    WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Prudential Diversified High Growth Fund of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

    NOW, THEREFORE, the Parties agree as follows:

     1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

         (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.

         (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

         (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking best execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

     On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

         (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6), (7), (9),
     (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

         (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month.

         (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

     (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

         (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

         (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

         (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

    3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .25 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

    4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Adviser shall promptly notify Manager in the event that there is a change in the partners of Adviser that may constitute an assignment of this Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within twenty-four (24) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end twenty-four (24) hours after the start of normal business hours on the next succeeding business day).

    8. Concurrently with the execution of this Agreement, the Adviser is delivering to PIFM a copy Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission and a copy of its Disclosure Document, as revised, on file with the Commodity Futures Trading Commission. PIFM acknowledges receipt of such documents.

    9. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

    If to PIFM:            Prudential Investments Fund Management LLC
                           3 Gateway Center, 9th Floor
                           Newark, NJ 07102-4077
                           Fax: (973) 367-8065
                           Attention: General Counsel

    If to the Adviser:     Pacific Investment Management Company
                           840 Newport Center Drive, Suite 360

                           Newport Beach, CA  92660
                           Fax:  (714) 720-1376
                           Attention: John S. Loftus, Executive Vice President cc: Chief Administrative Officer

    10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

    11. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                    By:__________________________
                                           Robert F. Gunia
                                           Executive Vice President

                                    PACIFIC INVESTMENT MANAGEMENT COMPANY

                                    By:__________________________

                          PRUDENTIAL DIVERSIFIED FUNDS

                (Prudential Diversified Conservative Growth Fund)

                              SUBADVISORY AGREEMENT


     Agreement made as of this 5th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Pacific Investment Management Company LLC (the Adviser), a company organized under the laws of the State of Delaware.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Prudential Diversified Funds (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Prudential Diversified Conservative Growth Fund of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

     1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:


         (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.


         (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.


         (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking best execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

         On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

         (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6), (7), (9),
     (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and s\hall render to the Trustees such periodic and special reports as the Board may reasonably request.

         (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month.

         (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

          (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

          (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

          (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

     3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .25 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

     4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Adviser shall promptly notify Manager in the event that there is a change in the partners of Adviser that may constitute an assignment of this Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within twenty-four (24) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end twenty-four (24) hours after the start of normal business hours on the next succeeding business day).

     8. Concurrently with the execution of this Agreement, the Adviser is delivering to PIFM a copy Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission and a copy of its Disclosure Document, as revised, on file with the Commodity Futures Trading Commission. PIFM acknowledges receipt of such documents.

     9. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.


     If to PIFM:            Prudential Investments Fund Management LLC
                            3 Gateway Center, 9th Floor
                            Newark, NJ 07102-4077
                            Fax: (973) 367-8065
                            Attention: General Counsel



     If to the Adviser:     Pacific Investment Management Company LLC
                            840 Newport Center Drive, Suite 360

                            Newport Beach, CA  92660
                            Fax:  (714) 720-1376
                            Attention: John S. Loftus, Executive Vice President cc: Chief Administrative Officer


     10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

     11.   THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                     By: _________________________________

                                            Robert F. Gunia
                                            Executive Vice President

                                     PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                                     By: _________________________________

                          PRUDENTIAL DIVERSIFIED FUNDS

                (Prudential Diversified Conservative Growth Fund)

                              SUBADVISORY AGREEMENT


         Agreement made as of this 5th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Pacific Investment Management Company (the Adviser), a company organized under the laws of the State of Delaware.

         WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Prudential Diversified Funds (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

         WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

         WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Prudential Diversified Conservative Growth Fund of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

     1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

         (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.

         (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

         (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking best execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

         On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

         (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6), (7), (9),
     (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

         (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month.

         (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

         (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

         (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

         (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

         (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

    3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .25 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

    4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.


    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Adviser shall promptly notify Manager in the event that there is a change in the partners of Adviser that may constitute an assignment of this Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within twenty-four (24) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end twenty-four (24) hours after the start of normal business hours on the next succeeding business day).

     8. Concurrently with the execution of this Agreement, the Adviser is delivering to PIFM a copy Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission and a copy of its Disclosure Document, as revised, on file with the Commodity Futures Trading Commission. PIFM acknowledges receipt of such documents.

     9. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

     If to PIFM:           Prudential Investments Fund Management LLC
                           3 Gateway Center, 9th Floor
                           Newark, NJ 07102-4077
                           Fax: (973)367-8065
                           Attention: General Counsel



     If to the Adviser:    Pacific Investment Management Company
                           840 Newport Center Drive, Suite 360

                           Newport Beach, CA  92660
                           Fax:  (714) 720-1376
                           Attention: John S. Loftus, Executive Vice President cc: Chief Administrative Officer

      10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

      11. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                     By: __________________________________

                                             Robert F. Gunia
                                             Executive Vice President

                                     PACIFIC INVESTMENT MANAGEMENT COMPANY

                                     By: __________________________________